                                                                   EXHIBIT 99.15

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                     $1,634,931,590
Aggregate Original Principal Balance                        $1,640,249,393
Number of Mortgage Loans                                             7,110

                                     MINIMUM       MAXIMUM          AVERAGE (1)
                                     -------       -------          -----------
Original Principal Balance           $40,000       $895,500          $230,696
Outstanding Principal Balance        $39,822       $885,132          $229,948

                                     MINIMUM       MAXIMUM          WEIGHTED AVERAGE (2)
                                     -------       -------          --------------------
Original Term (mos)                     180           360                  360
Stated remaining Term (mos)             174           357                  356
Loan Age (mos)                            3            13                    4
Current Interest Rate                 3.990%       10.990%               6.376%
Initial Interest Rate Cap             1.000%        6.500%               2.066%
Periodic Rate Cap                     0.500%        3.000%               1.001%
Gross Margin                          1.159%        9.500%               5.918%
Maximum Mortgage Rate                 9.625%       17.750%              12.875%
Minimum Mortgage Rate                 3.990%       10.990%               6.376%
Months to Roll                            2            58                   23
Original Loan-to-Value                 8.72%       100.00%               81.45%
Credit Score (3)                        500           814                  642

                                      EARLIEST       LATEST
                                      --------       ------
Maturity Date                         04/01/19      07/01/34

                                PERCENT OF                                   PERCENT OF
                               MORTGAGE POOL      YEAR OF ORIGINATION       MORTGAGE POOL
                               -------------      ------------------       -------------
LIEN POSITION
1st Lien                          100.00%       2003                          0.15%
2nd Lien                            0.00        2004                         99.85

OCCUPANCY
Primary                            93.96%       LOAN PURPOSE
Second Home                         1.97        Purchase                     48.35%
Investment                          4.07        Refinance - Rate/Term        14.59
                                                Refinance - Cashout          37.06
LOAN TYPE
Fixed Rate                          0.00%       PROPERTY TYPE
ARM                               100.00        Single Family                69.35%
                                                Townhouse                     0.09
AMORTIZATION TYPE                               Condominium                   9.73
Fully Amortizing                   78.02%       Two- to Four-Family           5.78
Interest Only                      21.98        Manufactured Housing          0.53
Balloon                             0.00        Planned Unit Development     14.53

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                     NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                      OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
   RANGE OF                         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
MORTGAGE RATES                       LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
--------------                       -----     -----------       ----       ------     -----     -----------     ---        ---
5.500% or less                       1,139    $  329,349,864      20.14%      5.171%     680      $ 289,157     79.14%     71.93%
5.501% to 6.000%                     1,332       351,951,293      21.53       5.852      656        264,228     80.36      56.98
6.001% to 6.500%                     1,366       324,769,582      19.86       6.333      644        237,752     81.32      51.50
6.501% to 7.000%                     1,345       293,021,286      17.92       6.827      628        217,860     82.93      49.14
7.001% to 7.500%                       743       149,144,951       9.12       7.315      614        200,733     83.02      48.54
7.501% to 8.000%                       669       116,901,837       7.15       7.803      596        174,741     83.95      54.88
8.001% to 8.500%                       274        40,583,910       2.48       8.295      579        148,116     83.93      62.38
8.501% to 9.000%                       152        18,950,160       1.16       8.783      572        124,672     86.59      59.24
9.001% to 9.500%                        54         6,112,841       0.37       9.266      559        113,201     85.40      81.62
9.501% to 10.000%                       28         2,801,610       0.17       9.858      538        100,058     84.17      90.00
10.001% to 10.500%                       6         1,105,358       0.07      10.364      540        184,226     78.86      55.04
10.501% to 11.000%                       2           238,897       0.01      10.870      519        119,449     73.34       0.00
                                     -----    --------------     ------      ------      ---      ---------     -----      -----
TOTAL:                               7,110    $1,634,931,590     100.00%      6.376%     642      $ 229,948     81.45%     56.88%
                                     -----    --------------     ------      ------      ---      ---------     -----      -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 10.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.376% per annum.

REMAINING MONTHS TO STATED MATURITY

                                    NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                      OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
        RANGE OF                    MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------              -----     -----------       ----       ------     -----     -----------     ---        ---
169 to 180                               1    $       97,909       0.01%      5.990%    702       $  97,909    100.00%    100.00%
337 to 348                               6           866,673       0.05       7.423     621         144,445     81.40      27.64
349 to 360                           7,103     1,633,967,009      99.94       6.375     642         230,039     81.45      56.89
                                     -----    --------------     ------       -----     ---       ---------     -----      -----
TOTAL:                               7,110    $1,634,931,590     100.00%      6.376%    642       $ 229,948     81.45%     56.88%
                                     -----    --------------     ------       -----     ---       ---------     -----      -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                      OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE          MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES             LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
 -----------------------             -----     -----------       ----       ------     -----     -----------     ---        ---
$50,000 or less                         79    $    3,579,894       0.22%      7.921%    603       $ 45,315     78.37%     74.59%
$50,001 to $100,000                    920        72,794,502       4.45       7.215     613         79,124     81.07      73.03
$100,001 to $150,000                 1,379       172,147,296      10.53       6.763     626        124,835     81.45      65.84
$150,001 to $200,000                 1,205       211,662,935      12.95       6.557     631        175,654     81.11      60.96
$200,001 to $250,000                   973       218,280,963      13.35       6.403     636        224,338     81.16      57.30
$250,001 to $300,000                   816       224,080,605      13.71       6.286     645        274,609     81.57      54.09
$300,001 to $350,000                   541       175,288,529      10.72       6.284     642        324,008     82.18      52.69
$350,001 to $400,000                   402       150,148,078       9.18       6.198     651        373,503     81.31      49.40
$400,001 to $450,000                   236       100,288,807       6.13       6.327     651        424,953     83.54      56.51
$450,001 to $500,000                   219       104,462,277       6.39       6.155     657        476,997     80.93      49.74
$500,001 to $550,000                   126        66,129,413       4.04       5.937     660        524,837     80.20      51.86
$550,001 to $600,000                   102        58,640,747       3.59       5.927     656        574,909     82.00      60.91
$600,001 to $650,000                    37        23,315,079       1.43       6.026     663        630,137     81.40      43.34
$650,001 to $700,000                    31        20,927,108       1.28       6.048     655        675,068     80.30      58.11
$700,001 to $750,000                    26        18,949,292       1.16       5.921     686        728,819     80.08      49.32
$750,001 to $800,000                    14        10,847,310       0.66       5.841     658        774,808     81.16      63.91
$800,001 to $850,000                     3         2,503,626       0.15       6.505     661        834,542     74.00      32.78
$850,001 to $900,000                     1           885,132       0.05       4.750     669        885,132     90.00     100.00
                                     -----    --------------     ------       -----     ---       --------     -----     ------
TOTAL:                               7,110    $1,634,931,590     100.00%      6.376%    642       $229,948     81.45%     56.88%
                                     -----    --------------     ------       -----     ---       --------     -----     ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,822 to approximately $885,132 and the average outstanding principal balance of the Mortgage Loans was approximately $229,948.

PRODUCT TYPES

                                     NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                      OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                    MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
    PRODUCT TYPES                    LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
    -------------                    -----     -----------       ----       ------     -----     -----------     ---        ---
6 Month LIBOR Loans                     11    $    2,746,543       0.17%      6.861%    660       $ 249,686    85.44%     19.60%
2/28 LIBOR Loans                     6,232     1,418,102,360      86.74       6.413     640         227,552    81.64      55.80
3/27 LIBOR Loans                       410        86,390,839       5.28       6.373     630         210,709    81.30      60.65
5/25 LIBOR Loans                       457       127,691,849       7.81       5.953     670         279,413    79.35      67.11
                                     -----    --------------     ------       -----     ---       ---------    -----      -----
TOTAL:                               7,110    $1,634,931,590     100.00%      6.376%    642       $ 229,948    81.45%     56.88%
                                     -----    --------------     ------       -----     ---       ---------    -----      -----

ADJUSTMENT TYPE

                                     NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                      OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                                    MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
    ADJUSTMENT TYPE                  LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
    ---------------                  -----     -----------       ----       ------     -----     -----------     ---        ---
ARM                                  7,110    $1,634,931,590     100.00%      6.376%    642       $ 229,948    81.45%     56.88%
                                     -----    --------------     ------       -----     ---       ---------    -----      -----
TOTAL:                               7,110    $1,634,931,590     100.00%      6.376%    642       $ 229,948    81.45%     56.88%
                                     -----    --------------     ------       -----     ---       ---------    -----      -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
GEOGRAPHIC                  MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
DISTRIBUTION                 LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
------------                --------   --------------  ----------  -------- -------- -----------  --------  -----------
Arizona                         239    $   36,931,314      2.26%     6.543%    632     $154,524     83.02%      64.13%
Arkansas                          4           232,368      0.01      8.131     611       58,092     85.56       72.32
California                    3,372       992,514,981     60.71      6.133     649      294,340     80.62       54.56
Colorado                        123        22,626,648      1.38      6.323     638      183,956     82.08       63.32
Connecticut                      75        15,623,820      0.96      6.539     619      208,318     79.74       58.59
Delaware                          4           753,776      0.05      6.610     649      188,444     82.34       82.53
District of Columbia             18         3,105,192      0.19      7.005     630      172,511     73.37       32.95
Florida                         354        55,668,134      3.40      6.906     624      157,255     83.75       61.58
Georgia                         100        14,448,523      0.88      6.958     655      144,485     83.39       56.67
Idaho                            34         4,456,311      0.27      6.978     627      131,068     87.44       79.92
Illinois                        293        52,426,779      3.21      6.773     636      178,931     83.83       59.68
Indiana                          43         4,715,727      0.29      6.984     606      109,668     85.50       88.77
Iowa                              4           477,081      0.03      7.507     621      119,270     87.46       66.45
Kansas                           16         1,841,394      0.11      7.330     636      115,087     83.72       62.62
Kentucky                         17         1,781,577      0.11      7.705     577      104,799     81.79       77.21
Louisiana                       121        12,985,212      0.79      7.183     616      107,316     84.66       67.38
Maine                             8           904,041      0.06      6.426     618      113,005     79.65      100.00
Maryland                        274        56,614,174      3.46      6.715     626      206,621     83.41       66.36
Massachusetts                    71        17,376,149      1.06      6.395     636      244,734     80.50       53.12
Michigan                        107        12,913,298      0.79      7.580     615      120,685     83.80       71.81
Minnesota                        27         6,202,887      0.38      6.683     624      229,737     83.63       61.87
Mississippi                      22         1,974,552      0.12      7.991     599       89,752     85.08       67.69
Missouri                         37         4,486,796      0.27      6.778     646      121,265     80.83       62.59
Montana                          35         4,676,239      0.29      6.933     623      133,607     81.22       35.06
Nevada                          163        36,846,542      2.25      6.511     653      226,052     82.12       53.32
New Hampshire                    13         1,986,242      0.12      6.107     632      152,788     76.34       74.13
New Jersey                       83        19,359,671      1.18      6.774     624      233,249     82.67       55.86
New Mexico                        8         1,539,946      0.09      7.797     600      192,493     84.11       53.52
New York                        213        60,383,005      3.69      6.522     628      283,488     80.83       50.89
North Carolina                   71         9,075,675      0.56      7.491     606      127,826     85.27       78.35
North Dakota                      1           238,397      0.01      6.900     723      238,397    100.00      100.00
Ohio                             75         9,553,945      0.58      6.981     606      127,386     86.97       83.98
Oklahoma                         25         2,432,200      0.15      7.159     615       97,288     85.81       68.22
Oregon                           41         6,768,351      0.41      6.599     621      165,082     83.46       52.82
Pennsylvania                    120        15,937,457      0.97      7.047     606      132,812     83.92       70.71
Rhode Island                     33         5,543,902      0.34      6.579     621      167,997     80.85       85.48
South Carolina                   21         2,313,353      0.14      7.460     619      110,160     81.48       57.21
South Dakota                      1           107,637      0.01      5.500     628      107,637     52.68      100.00
Tennessee                        67         6,723,205      0.41      7.560     616      100,346     88.81       76.43
Texas                           327        45,651,009      2.79      6.959     628      139,606     82.11       53.25
Utah                             22         2,992,180      0.18      6.219     640      136,008     81.10       51.42
Vermont                           5         1,029,461      0.06      7.054     604      205,892     67.32       45.37
Virginia                        272        56,934,116      3.48      6.675     641      209,317     82.45       53.41
Washington                      100        17,121,051      1.05      6.203     651      171,211     81.04       67.43
West Virginia                     2           101,075      0.01      6.154     628       50,538     77.10      100.00
Wisconsin                        46         6,131,566      0.38      6.558     650      133,295     83.35       69.89
Wyoming                           3           424,636      0.03      7.497     605      141,545     92.69      100.00
                              -----    --------------    ------      -----     ---     --------    ------      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------    ------      ------

(1) No more than approximately 0.51% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL           MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
--------------------        --------   --------------  ----------  -------- -------- -----------  --------  -----------
50.00% or less                   95    $   15,150,354      0.93%     6.347%    605     $159,477     42.77%      52.70%
50.01% to 55.00%                 51         9,699,884      0.59      6.099     621      190,194     53.45       45.31
55.01% to 60.00%                 64        13,100,974      0.80      6.378     624      204,703     58.32       50.18
60.01% to 65.00%                113        23,838,672      1.46      6.419     595      210,962     63.19       48.40
65.01% to 70.00%                278        63,453,419      3.88      6.326     614      228,250     68.64       51.87
70.01% to 75.00%                410       105,855,107      6.47      6.391     621      258,183     74.00       43.00
75.01% to 80.00%              3,673       858,258,195     52.50      6.147     658      233,667     79.80       51.82
80.01% to 85.00%                708       152,233,919      9.31      6.661     611      215,020     84.40       65.46
85.01% to 90.00%                921       221,380,176     13.54      6.603     631      240,369     89.55       67.18
90.01% to 95.00%                668       151,517,398      9.27      6.952     634      226,822     94.67       74.48
95.01% to 100.00%               129        20,443,494      1.25      7.321     667      158,477     99.44       73.32
                              -----    --------------    ------      -----     ---     --------     -----       -----
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----       -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.72% to 100.00%.

LOAN PURPOSE

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
LOAN PURPOSE                 LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
------------                --------   --------------  ----------  -------- -------- -----------  --------  -----------
Purchase                      3,411    $  790,512,613     48.35%     6.296%    663     $231,754     81.76%      50.28%
Refinance - Cashout           2,625       605,911,309     37.06      6.470     621      230,823     81.44       62.12
Refinance - Rate Term         1,074       238,507,668     14.59      6.402     624      222,074     80.45       65.44
                              -----    --------------    ------      -----     ---     --------     -----       -----
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----       -----

PROPERTY TYPE

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
PROPERTY TYPE                LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
-------------               --------   --------------  ----------  -------- -------- -----------  --------  -----------
Single Family                 5,053    $1,133,835,670     69.35%     6.406%    637     $224,389     81.50%      56.89%
Townhouse                         3         1,498,296      0.09      5.809     687      499,432     81.23       46.72
Condominium                     712       159,038,754      9.73      6.156     654      223,369     81.64       54.72
Two-to Four-Family              331        94,463,083      5.78      6.532     666      285,387     79.54       48.53
Manufactured Housing             70         8,598,442      0.53      6.599     622      122,835     75.70       56.45
Planned Unit Development        941       237,497,345     14.53      6.315     646      252,388     82.04       61.66
                              -----    --------------    ------      -----     ---     --------     -----       -----
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----       -----

DOCUMENTATION

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
DOCUMENTATION                LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
-------------               --------   --------------  ----------  -------- -------- -----------  --------  -----------
Full Documentation            3,989    $  840,827,450     51.43%     6.300%    631     $210,787     82.38%     100.00%
Streamlined Documentation     1,186       281,446,829     17.21      6.571     678      237,308     80.53        0.00
Stated Documentation            872       217,494,641     13.30      6.490     635      249,420     77.01        0.00
Limited Documentation           522       144,355,675      8.83      6.297     641      276,543     83.10        0.00
Full/Alt Documentation          304        89,067,464      5.45      6.237     643      292,985     83.34      100.00
Lite Documentation              237        61,739,530      3.78      6.504     645      260,504     81.98        0.00
                              -----    --------------    ------      -----     ---     --------     -----      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----      ------

OCCUPANCY

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
OCCUPANCY                    LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
---------                   --------   --------------  ----------  -------- -------- -----------  --------  -----------
Primary                       6,586    $1,536,188,995     93.96%     6.358%    640     $233,251     81.39%      57.00%
Investment                      367        66,517,309      4.07      6.783     668      181,246     82.23       58.57
Second Home                     157        32,225,286      1.97      6.390     681      205,257     82.51       47.36
                              -----    --------------    ------      -----     ---     --------     -----       -----
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOANS AGE          MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
(MONTHS)                     LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
------------------          --------   --------------  ----------  -------- -------- -----------  --------  -----------
3                             2,120    $  501,231,768     30.66%     6.379%    647     $236,430     81.04%      58.84%
4                             2,386       555,093,945     33.95      6.287     644      232,646     81.24       56.43
5                             1,603       366,605,594     22.42      6.367     637      228,700     82.01       56.62
6                               827       177,119,275     10.83      6.576     632      214,171     82.23       54.22
7                               145        29,760,931      1.82      6.708     627      205,248     81.13       49.93
8                                 9         2,545,560      0.16      7.349     607      282,840     77.99       66.14
9                                 5           873,552      0.05      7.627     636      174,710     82.19       81.82
10                                4           389,510      0.02      7.595     652       97,378     73.42      100.00
11                                5           444,782      0.03      7.825     625       88,956     82.17       55.81
12                                2           162,529      0.01      7.816     625       81,265     76.84        0.00
13                                4           704,143      0.04      7.332     620      176,036     82.45       34.02
                              -----    --------------    ------      -----     ---     --------     -----      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----      ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT         MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
PENALTY TERM                 LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
-------------------         --------   --------------  ----------  -------- -------- -----------  --------  -----------
None                          1,570    $  341,041,191     20.86%     6.725%    638     $217,224     82.31%      55.37%
12 Months                       234        70,386,939      4.31      6.443     643      300,799     80.37       51.50
24 Months                     4,663     1,068,789,080     65.37      6.300     641      229,206     81.47       56.50
36 Months                       642       154,137,275      9.43      6.096     655      240,089     79.93       65.11
60 Months                         1           577,106      0.04      7.000     610      577,106     80.00      100.00
                              -----    --------------    ------      -----     ---     --------     -----      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----      ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES       LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
----------------------      --------   --------------  ----------  -------- -------- -----------  --------  -----------
Not Available                     3    $      730,153      0.04%     6.761%      0     $243,384     76.07%      69.52%
500 to 500                       10         1,560,342      0.10      7.679     500      156,034     75.77       62.04
501 to 525                      284        48,578,878      2.97      7.740     514      171,052     76.99       78.94
526 to 550                      362        66,260,562      4.05      7.433     539      183,040     78.35       74.38
551 to 575                      580       112,664,687      6.89      7.054     563      194,249     82.68       73.87
576 to 600                      827       164,880,673     10.08      6.843     588      199,372     81.24       71.46
601 to 625                    1,061       235,159,285     14.38      6.403     614      221,639     82.04       65.14
626 to 650                    1,276       308,188,455     18.85      6.259     638      241,527     81.45       48.71
651 to 675                      988       243,061,018     14.87      6.171     663      246,013     82.08       47.36
676 to 700                      725       188,045,810     11.50      6.059     687      259,374     82.15       45.46
701 to 725                      431       116,310,593      7.11      5.854     712      269,862     81.88       50.74
726 to 750                      268        68,505,081      4.19      5.774     738      255,616     81.51       51.52
751 to 775                      210        55,875,981      3.42      5.758     762      266,076     80.18       48.48
776 to 800                       77        22,491,626      1.38      5.718     785      292,099     78.35       59.22
801 to 814                        8         2,618,448      0.16      5.738     806      327,306     79.19       42.40
                              -----    --------------    ------      -----     ---     --------     -----       -----
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

CREDIT GRADE

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
CREDIT GRADE                 LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
------------                --------   --------------  ----------  -------- -------- -----------  --------  -----------
AA                            3,141    $  806,526,953     49.33%     6.025%    688     $256,774     81.86%      48.30%
A                             1,799       411,282,519     25.16      6.359     626      228,617     81.62       57.34
A-                              699       142,582,481      8.72      6.736     594      203,981     81.28       70.39
B+                              694       138,432,064      8.47      7.017     569      199,470     82.88       72.90
B                               718       126,064,133      7.71      7.444     539      175,577     77.74       75.56
C                                59        10,043,442      0.61      7.927     549      170,228     70.97       79.72
                              -----    --------------    ------      -----     ---     --------     -----       -----
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----       -----

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
GROSS MARGINS                LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
-------------               --------   --------------  ----------  -------- -------- -----------  --------  -----------
1.001% to 1.500%                  2    $      265,394      0.02%     8.433%    533     $132,697     85.00%       0.00%
3.001% to 3.500%                  4         1,071,096      0.07      5.031     675      267,774     79.56       62.12
3.501% to 4.000%                 25         8,307,983      0.51      4.871     695      332,319     79.05       83.07
4.001% to 4.500%                108        31,820,646      1.95      5.136     681      294,636     76.32       67.58
4.501% to 5.000%                959       255,208,460     15.61      5.635     666      266,119     79.40       66.65
5.001% to 5.500%              1,161       295,682,429     18.09      5.868     658      254,679     79.63       64.07
5.501% to 6.000%              1,365       330,481,790     20.21      6.236     643      242,111     80.10       52.11
6.001% to 6.500%              1,477       339,454,713     20.76      6.615     635      229,827     82.00       46.72
6.501% to 7.000%                964       196,448,813     12.02      7.041     618      203,785     84.94       53.46
7.001% to 7.500%                520        90,756,360      5.55      7.398     616      174,531     86.02       58.55
7.501% to 8.000%                466        76,671,538      4.69      7.855     599      164,531     86.12       60.22
8.001% to 8.500%                 41         5,540,347      0.34      8.506     577      135,130     87.24       78.17
8.501% to 9.000%                 14         2,614,677      0.16      9.220     572      186,763     85.29       45.80
9.001% to 9.500%                  4           607,344      0.04      8.638     538      151,836     87.18      100.00
                              -----    --------------    ------      -----     ---     --------     -----      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----      ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.159% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.918% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
RANGE OF MAXIMUM            MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
MORTGAGE RATES               LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
----------------            --------   --------------  ----------  -------- -------- -----------  --------  -----------
11.500% or less                 373    $  112,537,402      6.88%     4.840%    697     $301,709     78.93%      77.99%
11.501% to 12.000%              771       218,469,864     13.36      5.353     670      283,359     79.22       68.78
12.001% to 12.500%            1,337       352,929,179     21.59      5.859     656      263,971     80.40       56.81
12.501% to 13.000%            1,353       322,214,908     19.71      6.335     644      238,148     81.35       51.49
13.001% to 13.500%            1,337       290,386,394     17.76      6.824     628      217,193     82.87       48.72
13.501% to 14.000%              746       149,603,124      9.15      7.299     614      200,540     83.02       49.68
14.001% to 14.500%              671       117,949,815      7.21      7.798     596      175,782     83.95       54.61
14.501% to 15.000%              275        40,866,794      2.50      8.290     580      148,607     84.02       61.32
15.001% to 15.500%              152        18,610,998      1.14      8.769     573      122,441     86.50       59.23
15.501% to 16.000%               56         6,452,145      0.39      9.228     555      115,217     84.88       84.46
16.001% to 16.500%               29         3,168,832      0.19      9.702     540      109,270     84.65       78.16
16.501% to 17.000%                7         1,174,302      0.07      9.433     564      167,757     84.72       76.77
17.001% to 17.500%                2           238,897      0.01     10.870     519      119,449     73.34        0.00
17.501% to 18.000%                1           328,937      0.02      5.625     584      328,937     79.52      100.00
                              -----    --------------    ------     ------     ---     --------     -----      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------     ------     ---     --------     -----      ------

approximately 12.875% per annum.

NEXT ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                          WEIGHTED   AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE     FULL OR
NEXT RATE                   MORTGAGE      BALANCE       MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT DATE              LOANS      OUTSTANDING       POOL      COUPON    SCORE  OUTSTANDING    LTV         DOC
---------------             --------   --------------  ----------  -------- -------- -----------  --------  -----------
December 2004                     5    $    1,368,956      0.08%     7.201%    692     $273,791     85.31%       0.00%
January 2005                      2           447,015      0.03      6.658     652      223,507     90.00       26.71
March 2005                        3           779,583      0.05      6.645     626      259,861     88.70       34.36
April 2005                        1           150,990      0.01      5.500     565      150,990     56.30      100.00
September 2005                    4           704,143      0.04      7.332     620      176,036     82.45       34.02
October 2005                      2           162,529      0.01      7.816     625       81,265     76.84        0.00
November 2005                     5           444,782      0.03      7.825     625       88,956     82.17       55.81
December 2005                     2           186,169      0.01      7.085     677       93,085     78.78      100.00
January 2006                      4           412,771      0.03      7.211     651      103,193     84.64       61.53
February 2006                     8         2,424,624      0.15      7.336     604      303,078     77.89       69.44
March 2006                      121        24,844,308      1.52      6.800     621      205,325     80.23       48.76
April 2006                      749       159,295,493      9.74      6.599     631      212,678     82.22       53.48
May 2006                      1,423       323,450,029     19.78      6.404     635      227,301     82.07       55.54
June 2006                     2,088       483,577,952     29.58      6.324     642      231,599     81.48       55.55
July 2006                     1,823       422,079,675     25.82      6.420     646      231,530     81.38       57.51
August 2006                       3           519,883      0.03      6.643     610      173,294     84.49       63.16
December 2006                     2           203,341      0.01      8.062     628      101,670     68.52      100.00
January 2007                      1           460,781      0.03      8.000     623      460,781     80.00      100.00
February 2007                     1           120,936      0.01      7.625     663      120,936     80.00        0.00
March 2007                       16         3,094,517      0.19      6.291     662      193,407     87.34       59.36
April 2007                       40         7,352,378      0.45      6.541     624      183,809     79.46       44.60
May 2007                         96        20,740,660      1.27      6.185     646      216,049     82.01       56.65
June 2007                       147        29,933,541      1.83      6.279     626      203,630     81.05       62.81
July 2007                       106        24,350,178      1.49      6.556     620      229,719     81.04       65.97
August 2007                       1           134,507      0.01      6.490     644      134,507     61.09        0.00
March 2009                        6         1,259,606      0.08      6.156     658      209,934     79.66       68.24
April 2009                       38        10,770,716      0.66      6.287     649      283,440     83.84       66.76
May 2009                         88        23,757,018      1.45      6.035     671      269,966     80.61       70.03
June 2009                       173        47,363,049      2.90      5.783     670      273,775     80.04       69.16
July 2009                       151        44,044,104      2.69      6.008     673      291,683     76.87       64.15
August 2009                       1           497,354      0.03      5.500     749      497,354     73.93        0.00
                              -----    --------------    ------      -----     ---     --------     -----      ------
TOTAL:                        7,110    $1,634,931,590    100.00%     6.376%    642     $229,948     81.45%      56.88%
                              -----    --------------    ------      -----     ---     --------     -----      ------